                                                                     EXHIBIT 99
                                   [FRONT]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    FIRST COLONIAL BANKSHARES CORPORATION
                            30 N. MICHIGAN AVENUE
                         CHICAGO, ILLINOIS 60602-3496
                             CLASS A COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Ronald J. Aronberg, Robert J. Leander and Alan
G. Schwartz, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A common stock of First Colonial Bankshares Corporation held of record by the undersigned on December 12, 1994 at the special meeting of stockholders to be held on January 18, 1994, or any adjournment thereof.

                          --------------------------


                                    [BACK]


[X]     Please mark your votes as in this example.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal #1.

1. Proposal to approve and adopt an Agreement and Plan of Reorganization and a Plan of Merger, each dated as of July 31, 1994, that provide for, among other things, the merger of First Colonial Bankshares Corporation with and into Firstar Corporation of Wisconsin, a wholly owned subsidiary of Firstar Corporation.

        [  ]  FOR                  [  ]  AGAINST                  [  ]  ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                            Please sign exactly as name(s) appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                            --------------------------------------------------

                            --------------------------------------------------
                            SIGNATURE(S)                                  DATE

                                                                     EXHIBIT 99
                                   [FRONT]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    FIRST COLONIAL BANKSHARES CORPORATION
                            30 N. MICHIGAN AVENUE
                         CHICAGO, ILLINOIS 60602-3496
                             CLASS A COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Ronald J. Aronberg, Robert J. Leander and Alan
G. Schwartz, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A common stock of First Colonial Bankshares Corporation held of record by the undersigned on December 12, 1994 at the special meeting of stockholders to be held on January 18, 1994, or any adjournment thereof.

                          --------------------------


                                    [BACK]


[X]     Please mark your votes as in this example.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal #1.

1. Proposal to approve and adopt an Agreement and Plan of Reorganization and a Plan of Merger, each dated as of July 31, 1994, that provide for, among other things, the merger of First Colonial Bankshares Corporation with and into Firstar Corporation of Wisconsin, a wholly owned subsidiary of Firstar Corporation.

        [  ]  FOR                  [  ]  AGAINST                  [  ]  ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                            Please sign exactly as name(s) appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                            --------------------------------------------------

                            --------------------------------------------------
                            SIGNATURE(S)                                  DATE